UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2012

CHINACAST EDUCATION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33771	20-178991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 08, 20/F, One International Financial Centre, 1 Harbour View Street Central, Hong Kong
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (852) 3960 6506

____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 23, 2012, the Board of Directors (the “Board”) of ChinaCast Education Corporation (the “Company”) increased the size of the Board from six to seven members and appointed Mr. Douglas Woodrum to fill the vacancy created by the increase in the size of the Board. Mr. Woodrum was appointed to the Board as a designee of Fir Tree Inc. pursuant to the Letter Agreement, dated June 27, 2008, between Fir Tree and the Company. The Board determined that Mr. Woodrum is an “independent director” as that term is defined in accordance with Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. Mr. Woodrum joins Ron Chan, Derek Feng, Stephen Markscheid, Michael Santos, Ned Sherwood and Daniel Tseung on the Company’s Board.

From January 2006 to December 2009, Mr. Woodrum, a private investor, served as a research analyst for Jayhawk Capital Management, a private equity firm focusing on investing growth for small- and medium-sized businesses operating in China. From December 1997 to December 2005, Mr. Woodrum was the Chief Financial Officer of CNET Networks, Inc., an online media company, where his responsibilities included raising capital for growth, business model development, financial reporting, annual budgeting, long-term planning, acquisitions, investor relations and tax. Mr. Woodrum received his B.B.A. in finance and accounting from the University of Iowa in 1979.

Mr. Woodrum has no family relationship with any of the executive officers or directors of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Woodrum had, or will have, a direct or indirect material interest.

Item 8.01. Other Events

On January 24, 2012, the Company issued a press release relating to the appointment of Mr. Woodrum to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release Dated January 24, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2012	CHINACAST EDUCATION CORPORATION

	By:	/s/ Antonio Sena___________________________
Name: Antonio Sena
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated January 24, 2012.